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                    Supplement dated September 7, 2001 to the
                            SAI dated May 7, 2001 for
                         Deutsche Investors Funds, Inc.
       (on behalf of Top 50 Asia, Top 50 World, Top 50 Europe, Top 50 US,
                   Japanese Equity and European Mid-Cap Funds)

         On June 25, 2001, the Board of Directors of Deutsche Investors Funds, Inc. approved the elimination of the following non-fundamental investment policies. Accordingly, the following paragraphs are deleted from the section entitled "Investment Objectives and Policies" under "Non-Fundamental Investment Policies" on pages 40-41:

         In addition to the investment policies discussed herein and in the Prospectus, each Fund, except Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

13. Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by Germany, the states of Germany, a member state of the EU, a state party to the Convention on the European Economic Area ('CEEA'), a member state of the OECD or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA, shall be valued at half their value, provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds, and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds, and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

14. Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined; and

15. Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer.

               Please Retain This Supplement for Future Reference.

SUPPBDCOMB(09/01)